Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Restaurant Brands International Limited Partnership (the “Partnership”) for the quarter ended September 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew Dunnigan, Chief Financial Officer of Restaurant Brands International Inc., certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Partnership.

/s/ Matthew Dunnigan
Matthew Dunnigan
Chief Financial Officer of Restaurant Brands International Inc., the Registrant’s sole general partner
Date: October 24, 2018